UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

HOKU CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1288 Ala Moana Blvd., Suite 220 Honolulu, Hawaii	96814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Second Quarter Ended September 30, 2010 Financial Results

On November 4, 2010, Hoku Corporation (the “Company”) issued a press release announcing its financial results for the second quarter ended September 30, 2010, entitled “Hoku Corporation Reports Second Quarter Fiscal Year 2011 Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hoku Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dr. (Mike) Tao Zhang as Interim President of Hoku Materials

Effective October 29, 2010, Dr. (Mike) Tao Zhang, one of the members of the Company’s Board of Directors, was unanimously appointed by the Company’s Board of Directors to serve as Interim President of Hoku Materials.  As Interim President of Hoku Materials, Dr. Zhang will have overall responsibility for the construction and operation of the polysilicon manufacturing business of the Company, including the development of business management processes for Hoku Materials and recruiting managers and executives for Hoku Materials.  Dr. Zhang will not receive any compensation from the Company for his service as Interim President of Hoku Materials.

Dr. Zhang has served as a member of the Company’s Board since July 2010. Dr. Zhang has served since 2009 as Vice General Manager of Tianwei New Energy Holdings Co., Ltd. (“Tianwei”). From 2007 to 2009, he served as the Senior Manager/Director of Spansion Inc., a public company in the semiconductor industry by Fujitsu and AMD. From 2002 to 2007, he served as Senior Automation Engineer, Flash Factory IE Manager, Systems IE Manager, Department Manager, and Staff Technologist for Intel.  From 1998 to 2002, he was a Postdoctoral Research Fellow at the University of California, Berkeley.  He is Co-Chair of an IEEE Technical Committee and the recipient of an IEEE Early Career Award and the IIE Outstanding Young Industrial Engineer Award. He is also listed in Marquis Who’s Who in the World, invited to Asia 21 Young Leader Summit, and selected to the China Global Expert Recruitment program. Dr. Zhang received the M.S. and the Ph.D. degrees, as well as the Management of Technology certificate from the Haas School of Business and the College of Engineering, all at the University of California, Berkeley.  Dr. Zhang is also the Director and Executive Vice President of the US-China Green Energy Council, which promotes the expansion of public and private cooperative relationships in the solar industry between the United States and China, and he is currently in charge of Tianwei’s photovoltaic module sales and marketing efforts in North America.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release, dated November 4, 2010, entitled “Hoku Corporation Reports Second Quarter Fiscal Year 2011 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 4, 2010
Hoku Corporation

By:	/s/ Scott Paul
Scott Paul
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release, dated November 4, 2010, entitled “Hoku Corporation Reports Second Quarter Fiscal Year 2011 Results.”